UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16

UNDER THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 27, 2020

Commission File Number: to be assigned*

ATLAS CORP.

(Exact name of Registrant as specified in its Charter)

2600-200 Granville Street

Vancouver, BC V6C 1S4

Canada

(Address of principal executive office)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F   ☒            Form 40-F  ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1).

Yes  ☐            No  ☒

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7).

Yes  ☐            No  ☒

* This report is filed by the Registrant as successor issuer to Seaspan Corporation. Common shares and preferred shares of Seaspan Corporation previously were registered under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Registrant’s common shares and preferred shares are deemed to be registered under Section 12(b) of the Exchange Act by virtue of Rule 12g-3(a).

THIS REPORT OF FOREIGN PRIVATE ISSUER ON FORM 6-K IS HEREBY INCORPORATED BY REFERENCE INTO THE FOLLOWING REGISTRATION STATEMENTS:

•	REGISTRATION STATEMENT ON FORM F-3D (FILE NO. 333-151329) FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON MAY 30, 2008;

•	REGISTRATION STATEMENT ON FORM F-3 (FILE NO. 333-180895) FILED WITH THE SEC ON APRIL 24, 2012, AS AMENDED ON MARCH 22, 2013;

•	REGISTRATION STATEMENT ON FORM F-3 (FILE NO. 333-195571) FILED WITH THE SEC ON APRIL 29, 2014, AS AMENDED ON MARCH 3, 2017 AND APRIL 19, 2017;

•	REGISTRATION STATEMENT ON FORM F-3 (FILE NO. 333-200639) FILED WITH THE SEC ON NOVEMBER 28, 2014, AS AMENDED ON MARCH 3, 2017 AND APRIL 19, 2017;

•	REGISTRATION STATEMENT ON FORM S-8 (FILE NO. 333-200640) FILED WITH THE SEC ON NOVEMBER 28, 2014;

•	REGISTRATION STATEMENT ON FORM F-3D (FILE NO. 333-202698) FILED WITH THE SEC ON MARCH 12, 2015;

•	REGISTRATION STATEMENT ON FORM S-8 (FILE NO. 333-212230) FILED WITH THE SEC ON JUNE 24, 2016;

•	REGISTRATION STATEMENT ON FORM F-3 (FILE NO. 333-220176) FILED WITH THE SEC ON AUGUST 25, 2017;

•	REGISTRATION STATEMENT ON FORM S-8 (FILE NO. 333-222216) FILED WITH THE SEC ON DECEMBER 21, 2017;

•	REGISTRATION STATEMENT ON FORM F-3 (FILE NO. 333-224288) FILED WITH THE SEC ON APRIL 13, 2018, AS AMENDED ON MAY 3, 2018 AND MAY 7, 2018;

•	REGISTRATION STATEMENT ON FORM F-3D (FILE NO. 333-224291) FILED WITH THE SEC ON APRIL 13, 2018;

•	REGISTRATION STATEMENT ON FORM F-3 (FILE NO. 333-227597) FILED WITH THE SEC ON SEPTEMBER 28, 2018;

•	REGISTRATION STATEMENT ON FORM F-3 (FILE NO. 333-229312) FILED WITH THE SEC ON JANUARY 18, 2019; AND

•	REGISTRATION STATEMENT ON FORM F-3 (FILE NO. 333-230524) FILED WITH THE SEC ON MARCH 27, 2019.

Item 1 — Information Contained in this Form 6-K Report

Introductory Note

Atlas Corp. (“Atlas”) is providing the disclosure contained in this report on Form 6-K in connection with the February 27, 2020 closing of its holding company reorganization (the “Reorganization”), for the purpose of establishing Atlas as the successor issuer to Seaspan Corporation (“Seaspan”) with respect to its common shares and preferred shares pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain other matters. Pursuant to Rule 12g-3(a) under the Exchange Act, common shares and preferred shares of Atlas, as common shares and preferred shares of the successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Reorganization and NYSE Listing

On February 27, 2020, Seaspan completed the Reorganization. The Reorganization was effected pursuant to the Agreement and Plan of Merger, dated as of November 20, 2019, as amended (the “Merger Agreement”), by and among Seaspan, Atlas and Seaspan Holdco V Ltd., a wholly owned subsidiary of Atlas (“Merger Sub”). Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into Seaspan (the “Merger”), and the separate corporate existence of Merger Sub ceased, with Seaspan continuing as the surviving corporation in the Merger and a direct, wholly owned subsidiary of Atlas.

At the Effective Time, each outstanding Seaspan common share (as defined below) and Seaspan preferred share (as defined below) was canceled, and one Atlas common share (as defined below) and one Atlas preferred share (as defined below) was issued to holders of such canceled Seaspan common share and Seaspan preferred share, as applicable.

In connection with the Reorganization, Seaspan notified the New York Stock Exchange (the “NYSE”) that the Reorganization had been completed and requested that trading of the following Seaspan shares be suspended prior to the market opening on February 28, 2020: (i) Class A common shares (“Seaspan common shares”), (ii) 7.95% Cumulative Redeemable Perpetual Preferred Shares – Series D (“Seaspan Series D Preferred Shares”), (iii) 8.25% Cumulative Redeemable Perpetual Preferred Shares – Series E (“Seaspan Series E Preferred Shares”), (iv) 8.20% Cumulative Redeemable Perpetual Preferred Shares – Series G (“Seaspan Series G Preferred Shares”), (v) 7.875% Cumulative Redeemable Perpetual Preferred Shares – Series H (“Seaspan Series H Preferred Shares”), and (vi) Fixed-To-Floating Cumulative Redeemable Perpetual Preferred Shares – Series I (“Seaspan Series I Preferred Shares” and together with Seaspan Series D Preferred Shares, Seaspan Series E Preferred Shares, Seaspan Series G Preferred Shares, and Seaspan Series H Preferred Shares, “Seaspan preferred shares”). The NYSE is expected to suspend trading of Seaspan common shares and Seaspan preferred shares after the close of business on February 27, 2020 and prior to the market opening on February 28, 2020. In addition, the NYSE has informed Seaspan that it will file with the Securities and Exchange Commission (the “SEC”) a notification on Form 25 to remove Seaspan common shares and Seaspan preferred shares that had been listed on the NYSE from listing by Seaspan on the NYSE and from registration under Section 12(b) of the Exchange Act.

On February 28, 2020, the following Atlas shares are expected to commence trading on the NYSE under the symbols “ATCO,” “ATCO-PD,” “ATCO-PE,” “ATCO-PG,” “ATCO-PH,” and “ATCO-PI,” respectively: (i) common shares (“Atlas common shares”), (ii) 7.95% Cumulative Redeemable Perpetual Preferred Shares – Series D (“Atlas Series D Preferred Shares”), (iii) 8.25% Cumulative Redeemable Perpetual Preferred Shares – Series E (“Atlas Series E Preferred Shares”), (iv) 8.20% Cumulative Redeemable Perpetual Preferred Shares – Series G (“Atlas Series G Preferred Shares”), (v) 7.875% Cumulative Redeemable Perpetual Preferred Shares – Series H (“Atlas Series H Preferred Shares”), and (vi) Fixed-To-Floating Cumulative Redeemable Perpetual Preferred Shares – Series I (“Atlas Series I Preferred Shares” and together with Atlas Series D Preferred Shares, Atlas Series E Preferred Shares, Atlas Series G Preferred Shares, and Atlas Series H Preferred Shares, “Atlas preferred shares”).

Atlas issued a press release announcing the closing of the Reorganization, a copy of which is attached to this Form 6-K as Exhibit 99.5.

Amendments to Articles of Incorporation and Bylaws

On February 27, 2020, Atlas amended and restated its articles of incorporation (“Articles of Incorporation) and bylaws (“Bylaws”) in connection with the closing of the Reorganization. Atlas’ Articles of incorporation and Bylaws contain provisions substantially similar in all material respects to the articles of incorporation and bylaws of Seaspan in effect immediately prior to the Reorganization, except that following the Effective Time, Atlas articles of incorporation (i) will not contain certain provisions of the Seaspan articles of incorporation that are no longer applicable and (ii) will include a provision stating that Atlas is not prohibited from engaging in a business combination with an interested shareholder if such interested shareholder is Dennis Washington, Copper Lion, Inc. or Fairfax Financial Holdings Limited or any of their affiliates.

The foregoing descriptions of Atlas’ Articles of Incorporation and Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Incorporation and Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively.

In addition, in connection with the Reorganization, Atlas agreed to assume all obligations under Seaspan’s Stock Incentive Plan and Dividend Reinvestment and Stock Purchase Plan. Attached hereto as Exhibit 4.7 and Exhibit 99.2, respectively, are the Amended and Restated Stock Incentive Plan and Questions and Answers related to the Amended and Restated Dividend Reinvestment and Stock Purchase Plan (“DRIP Q&A”) adopted by Atlas.

Successor Issuer

At the Effective Time, Atlas became the successor issuer to Seaspan pursuant to Rule 12g-3(a) under the Exchange Act. Pursuant to Rule 12g-3(a) under the Exchange Act, Atlas common shares and Atlas preferred shares, as common shares and preferred shares of the successor issuer, are deemed registered under Section 12(b) of the Exchange Act. Atlas hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

The description of Atlas common shares and Atlas preferred shares provided in Exhibit 99.1, the DRIP Q&A provided in Exhibit 99.2, as well as Material United States Federal Income Tax Considerations and Material Non-United States Tax Considerations provided in Exhibit 99.3 and Exhibit 99.4, which are incorporated by reference herein, modify and supersede any prior descriptions of the foregoing matters in any registration statement or report filed with the SEC and are available for incorporation by reference into certain of Atlas’ filings with the SEC pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Atlas Corp.

3.2	Amended and Restated Bylaws of Atlas Corp.

3.3	Statement of Designation of the 7.95% Cumulative Redeemable Perpetual Preferred Share – Series D.

3.4	Statement of Designation of the 8.25% Cumulative Redeemable Perpetual Preferred Share – Series E.

3.5	Statement of Designation of the 8.20% Cumulative Redeemable Perpetual Preferred Share – Series G.

3.6	Statement of Designation of the 7.875% Cumulative Redeemable Perpetual Preferred Share – Series H.

3.7	Statement of Designation of the Fixed-To-Floating Cumulative Redeemable Perpetual Preferred Share – Series I.

4.1	Specimen of Common Share Certificate of Atlas Corp

4.2	Specimen of 7.95% Cumulative Redeemable Perpetual Preferred Share – Series D Certificate of Atlas Corp.

4.3	Specimen of 8.25% Cumulative Redeemable Perpetual Preferred Share – Series E Certificate of Atlas Corp.

4.4	Specimen of 8.20% Cumulative Redeemable Perpetual Preferred Share – Series G Certificate of Atlas Corp.

4.5	Specimen of 7.875% Cumulative Redeemable Perpetual Preferred Share – Series H Certificate of Atlas Corp.

4.6	Specimen of Fixed-To-Floating Cumulative Redeemable Perpetual Preferred Share – Series I Certificate of Atlas Corp.

4.7	Amended and Restated Stock Incentive Plan.

99.1	Description of Atlas Common Shares and Atlas Preferred Shares.

99.2	Questions and Answers related to the Amended and Restated Dividend Reinvestment and Stock Purchase Plan.

99.3	Material United States Federal Income Tax Considerations Material Non-United States Tax Considerations.

99.4	Material Non-United States Tax Considerations.

99.5	Press release issued by Atlas Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ATLAS CORP.

Date: February 27, 2020	By:	/s/ Ryan Courson
Ryan Courson
Chief Financial Officer